UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2003



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


       WISCONSIN                    1-13154                   39-1431799
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)

  3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                      54313
  (Address of principal executive offices)                    (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




                               ------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)      EXHIBITS

                 See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 5, 2003, American Medical Security Group, Inc. issued a press release announcing second quarter 2003 financial results. A copy of the press release is furnished as Exhibit 99 to this report.

        The information in this Form 8-K and the exhibit attached hereto are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  August 5, 2003             /S/  TIMOTHY J. MOORE
                                   ---------------------------------------------
                                   Timothy J. Moore
                                   Senior Vice President of Corporate Affairs,
                                   General Counsel & Secretary

                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                         DATE OF REPORT: AUGUST 5, 2003

      EXHIBIT                                                 FILED
      NUMBER         DESCRIPTION                             HEREWITH

        99           Press Release dated August 5,
                     2003, issued by the Registrant             X




                                      EX-1